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                                                              EXHIBIT 10(lxviii)

                                     WARRANT

     THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION WHICH IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS CERTIFICATE IS THE BENEFICIARY OF CERTAIN OBLIGATIONS OF THE COMPANY SET FORTH IN A REGISTRATION RIGHTS AGREEMENT, DATED AS OF MARCH 17, 1999, AMONG BALLSBRIDGE FINANCE, LTD., ELLIOTT, LANE & ASSOCIATES, INC. AND VEN-GUA CAPITAL MARKETS LTD. AND VIRAGEN, INC. (THE "REGISTRATION RIGHTS AGREEMENT"). A COPY OF THE PORTION OF SUCH AGREEMENT EVIDENCING SUCH OBLIGATIONS MAY BE OBTAINED FROM VIRAGEN, INC.'S EXECUTIVE OFFICES.

                                                                  MARCH 17, 1999

         Warrant to Purchase up to 58,252 Shares of Common Stock of Viragen, Inc. (hereinafter, a "Warrant").

         Viragen, Inc., a Delaware corporation (the "Company"), hereby agrees that Elliott, Lane & Associates, Inc. (the "Subscriber") or any other Warrant Holder is entitled, on the terms and conditions set forth below, to purchase from the Company at any time during the Exercise Period up to 58,252 fully paid and nonassessable shares of Common Stock, par value $0.01 per share, of the Company (the "Common Stock"), as the same may be adjusted from time to time pursuant to Section 6 hereof, at the Exercise Price (hereinafter defined). The resale of the shares of Common Stock or other securities issuable upon exercise or exchange of this Warrant is subject to the provisions of the Registration Rights Agreement.

         Section 1. DEFINITIONS.

         "AGREEMENT" shall mean the Purchase Agreement, dated March 17, 1999, between the Company and The Isosceles Fund Limited and Cefeo Investments Limited.

         "CAPITAL SHARES" shall mean the Common Stock and any shares of any other class of common stock whether now or hereafter authorized, having the right to participate in the distribution of earnings and assets of the Company.

         "DATE OF EXERCISE" shall mean the date that the advance copy of the Exercise Form is sent by facsimile to the Company, provided that the original Warrant and Exercise Form are received by the Company within reasonable time thereafter. If the Warrant Holder has not sent advance notice by facsimile, the Date of Exercise shall be the date the original Exercise Form is received by the Company.


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         "EXERCISE PERIOD" shall mean the period beginning from the Purchase
Date to 5 years from the initial Purchase Date.

         "EXERCISE PRICE" as of the date hereof shall mean an exercise price equal to one hundred twenty percent (120%) of the Closing Market Price subject to adjustment as set forth in Section 6 hereof.

         "PRE-PAYMENT" shall have the meaning defined in the Purchase Agreement.

         "PURCHASE DATE" shall mean the Initial Purchase Date as defined in the Purchase Agreement.

         "PRINCIPAL MARKET" shall mean the NASDAQ National Market, the NASDAQ Small Cap Market, the American Stock Exchange or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock.

         "WARRANT HOLDER" shall mean the Subscriber or any assignee or transferee of all or any portion of this Warrant; and

         other capitalized terms used but not defined herein shall have their respective meanings set forth in the Purchase Agreement.

         Section 2. EXERCISABILITY. Half the Warrants are exercisable at any time during the Exercise Period. The remaining half of the Warrants shall be exercisable upon Pre-Payment. In the event that Pre-Payment does not occur by the Pre-Payment Deadline, such half of the Warrants shall be reconveyed by the Subscriber to the Company.

         Section 3. EXERCISE; CASHLESS EXERCISE.

                  (a) METHOD OF EXERCISE. This Warrant may be exercised in whole or in part (but not as to a fractional share of Common Stock), at any time and from time to time during the Exercise Period, by the Warrant Holder by (i) surrender of this Warrant, with the form of exercise attached hereto as Exhibit A duly executed by the Warrant Holder (the "Exercise Notice"), to the Company at the address set forth in Section 13 hereof, accompanied by payment of the Exercise Price multiplied by the number of shares of Common Stock for which this Warrant is being exercised (the "Aggregate Exercise Price") or (ii) telecopying an executed and completed Exercise Notice to the Company and delivering to the Company within 3 business days thereafter the original Exercise Notice, this Warrant and the Aggregate Exercise Price. Each date on which an Exercise Notice is received by the Company in accordance with clause (i) and each date on which the Exercise Notice is telecopied to the Company in accordance with clause (ii) above shall be deemed an "Exercise Date."

                  (b) PAYMENT OF AGGREGATE EXERCISE PRICE. Payment of the Aggregate Exercise Price shall be made by check or bank draft payable to the order of the Company or by wire transfer to an account designated by the Company. If the amount of the payment received by the Company is less than the Aggregate Exercise Price, the Warrant Holder will be notified of the deficiency and shall make payment in that amount within five business days. In the event the





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payment exceeds the Aggregate Exercise Price, the Company will refund the excess to the Warrant Holder within three business days of receipt.

                  (c) CASHLESS EXERCISE. As an alternative to payment of the Aggregate Exercise Price in accordance with paragraph (b) above, the Warrant Holder may elect to effect a cashless exercise by so indicating on the Exercise Notice and including a calculation of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms hereof (a "Cashless Exercise"). In the event of a Cashless Exercise, the Warrant Holder shall surrender this Warrant for that number of shares of Common Stock determined by multiplying the number of Warrant Shares for which this Warrant is being exercised by the closing price for the Common Stock on the Principal Market on the date preceding the Date of Exercise minus the Exercise Price in effect at such time.

                  (d) REPLACEMENT WARRANT. In the event that the Warrant is not exercised in full, the number of Warrant Shares shall be reduced by the number of such Warrant Shares for which this Warrant is exercised, and the Company, at its expense, shall forthwith issue and deliver to or upon the order of the Warrant Holder a new Warrant of like tenor in the name of the Warrant Holder or as the Warrant Holder may request, reflecting such adjusted number of Warrant Shares.

         Section 4. DELIVERY OF STOCK CERTIFICATES.

                  (a) Subject to the terms and conditions of this Warrant, as soon as practicable after the exercise of this Warrant in full or in part, and in any event within three Trading Days thereafter, the Company at its expense (including, without limitation, the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Warrant Holder, or as the Warrant Holder may lawfully direct, a certificate or certificates for the number of validly issued, fully paid and non-assessable shares of Common Stock ("Warrant Shares") to which the Warrant Holder shall be entitled on such exercise, together with any other stock or other securities or property (including cash, where applicable) to which the Warrant Holder is entitled upon such exercise in accordance with the provisions hereof; PROVIDED, HOWEVER, that any such delivery to a location outside of the United States shall be made within five Trading Days after the exercise of this Warrant in full or in part. The issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the holder of this Warrant or such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the holder of this Warrant.

                  (b) This Warrant may not be exercised as to fractional shares of Common Stock. In the event that the exercise of this Warrant, in full or in part, would result in the issuance of any fractional share of Common Stock, then in such event the Warrant Holder shall receive in cash an amount equal to the Bid Price of such fractional share within three Trading Days.

                  (c) Without in any way limiting the Holder's right to pursue other remedies, including actual damages and/or equitable relief, the parties agree that if delivery of the Common Stock issuable upon exercise of this Warrant is more than one business day after the date set forth in (a) above the Company shall pay to the Holder $500 per day in cash, for each of the first



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two days beyond such deadline and $2,500 per day in cash for each day thereafter that the Company fails to deliver such Common Stock. Such cash amount shall be paid to Holder by the fifth day of the month following the month in which it has accrued.

         Section 5. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.

                  (a) The Company shall take all necessary action and proceedings as may be required and permitted by applicable law, rule and regulation for the legal and valid issuance of this Warrant and the Warrant Shares to the Warrant Holder.

                  (b) At all times during the Exercise Period, the Company shall take all steps reasonably necessary and within its control to insure that the Common Stock remains listed or quoted on the Principal Market.

                  (c) The Warrant Shares, when issued in accordance with the terms hereof, will be duly authorized and, when paid for or issued in accordance with the terms hereof, shall be validly issued, fully paid and non-assessable.

                  (d) The Company has authorized and reserved for issuance to the Warrant Holder the requisite number of shares of Common Stock to be issued pursuant to this Warrant. The Company shall at all times reserve and keep available, solely for issuance and delivery as Warrant Shares hereunder, such shares of Common Stock as shall from time to time be issuable as Warrant Shares.

         Section 6. ADJUSTMENT OF THE EXERCISE PRICE. The Exercise Price shall be subject to adjustment from time to time upon the happening of certain events as follows:

                  (a) RECLASSIFICATION, CONSOLIDATION, MERGER OR MANDATORY SHARE EXCHANGE. If the Company (i) reclassifies or changes its Outstanding Capital Shares or (ii) consolidates, merges or effects a mandatory share exchange with or into another corporation (other than a merger or mandatory share exchange with another corporation in which the Company is a continuing corporation and that does not result in any reclassification or change, or as a result of a subdivision or combination of Outstanding Capital Shares issuable upon exercise of this Warrant), then in any such event the Company, or such successor or purchasing corporation, as the case may be, shall, without payment of any additional consideration therefore, amend this Warrant or issue a new warrant providing that the Warrant Holder shall have rights not less favorable to the holder than those then applicable to this Warrant and to receive upon exercise under such amendment of this Warrant or new warrant, in lieu of each share of Common Stock theretofore issuable upon exercise of this Warrant hereunder, the kind and amount of shares of stock, other securities, money or property receivable upon such reclassification, change, consolidation, merger, mandatory share exchange, sale or transfer by the holder of one share of Common Stock issuable upon exercise of this Warrant had this Warrant been exercised immediately prior to such reclassification, change, consolidation, merger, mandatory share exchange or sale or transfer. Such amended warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 6. The provisions of this subsection
(a) shall similarly apply to successive reclassifications, changes, consolidations, mergers, mandatory share exchanges and sales and transfers.



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                  (b) SUBDIVISION OR COMBINATION OF SHARES. If the Company shall subdivide its Common Stock, the number of shares of Common Stock issuable to the Subscriber hereunder shall be proportionately increased as of the effective date of such subdivision, or, if the Company shall take a record of holders of its Common Stock for the purpose of so subdividing, as of such record date, whichever is earlier. If the Company, at any time between the Subscription Date and the Effective Date shall combine its Common Stock, the number of shares of Common Stock issuable to the Subscriber hereunder shall be proportionately decreased as of the effective date of such combination, or, if the Company shall take a record of holders of its Common Stock for the purpose of so combining, as of such record date, whichever is earlier.

                  (c) STOCK DIVIDENDS. If the Company, at any time while this Warrant is unexpired and not exercised in full, shall pay a dividend in its Capital Shares, or make any other distribution of its Capital Shares, then the Exercise Price shall be adjusted, as of the date the Company shall take a record of the holders of its Capital Shares for the purpose of receiving such dividend or other distribution (or if no such record is taken, as at the date of such payment or other distribution), to that price determined by multiplying the Exercise Price in effect immediately prior to such payment or other distribution by a fraction:

                  the numerator of which shall be the total number of Outstanding Capital Shares immediately prior to such dividend or distribution, and the denominator of which shall be the total number of Outstanding Capital Shares immediately after such dividend or distribution. The provisions of this subsection (c) shall not apply under any of the circumstances for which an adjustment is provided in subsections (a) or (b).

                  (d) ADJUSTMENT OF NUMBER OF SHARES. Upon each adjustment of the Exercise Price pursuant to any provisions of this Section 6 the number of Warrant Shares issuable hereunder at the option of the Warrant Holder shall be calculated, to the nearest one hundredth of a whole share, multiplying the number of Warrant Shares issuable prior to an adjustment by a fraction:

                  the numerator of which shall be the Exercise Price before any adjustment pursuant to this Section 6; and

                  the denominator of which shall be the Exercise Price after such adjustment.

                  (e) LIQUIDATING DIVIDENDS, ETC. If the Company, at any time while this Warrant is unexpired and not exercised in full, makes a distribution of its assets or evidences of indebtedness to the holders of its Capital Shares as a full or partial dividend in liquidation or by way of return of capital or other than as a dividend payable out of earnings or surplus legally available for dividends under applicable law or any distribution to such holders made in respect of the sale of all or substantially all of the Company's assets (other than under the circumstances provided for in the foregoing subsections (a) through (d)) while an exercise is pending, then the Warrant Holder shall be entitled to receive upon such exercise of the Warrant in addition to the Warrant Shares receivable in connection therewith, and without payment of any consideration other than the Exercise Price, an amount in cash equal to the value of such distribution per



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Capital Share multiplied by the number of Warrant Shares that, on the record date for such distribution, are issuable upon such exercise of the Warrant (with no further adjustment being made following any event which causes a subsequent adjustment in the number of Warrant Shares issuable), and an appropriate provision therefor shall be made a part of any such distribution. The value of a distribution that is paid in other than cash shall be determined in good faith by the Board of Directors of the Company.

         (f) ANTIDILUTION PROVISIONS.

                  (i) ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES UPON ISSUANCE OF COMMON STOCK. Except as otherwise provided in (b) and (e) above, if and whenever on or after the date of issuance of this Warrant, the Company issues or sells, or in accordance with paragraph (f)(ii) hereof is deemed to have issued or sold, any shares of Common Stock for no consideration or for a consideration per share (before deduction of reasonable expenses or commissions or underwriting discounts or allowances in connection therewith) less than the Closing market price (as hereinafter defined) on the date of issuance (a "Dilutive Issuance"), then immediately upon the Dilutive Issuance, the Exercise Price will be reduced to a price determined by multiplying the Exercise Price in effect immediately prior to the Dilutive Issuance by a fraction, (i) the numerator of which is an amount equal to the sum of (x) the number of shares of Common Stock actually outstanding immediately prior to the Dilutive Issuance, plus (y) the quotient of the aggregate consideration, calculated as set forth in paragraph (f)(ii) hereof, received by the Company upon such Dilutive Issuance divided by the Closing market price in effect immediately prior to the Dilutive Issuance, and (ii) the denominator of which is the total number of shares of Common Stock Deemed Outstanding immediately after the Dilutive Issuance. "Common Stock Deemed Outstanding" shall mean the number of shares of Common Stock actually outstanding (not including shares of Common Stock held in the treasury of the Company), plus (x) the maximum total number of shares of Common Stock issuable upon the exercise of Options (as defined below), as of the date of such issuance or grant of such Options, if any, and (y) the maximum total number of shares of Common Stock issuable upon conversion or exchange of Convertible Securities (as defined below), as of the date of issuance of such Convertible Securities, if any.

                  (ii) EFFECT ON EXERCISE PRICE OF CERTAIN EVENTS. For purposes of determining the adjusted Exercise Price under Paragraph f(i) hereof, the following will be applicable:

                  (A) ISSUANCE OF RIGHTS OR OPTIONS. If the Company in any manner issues or grants any warrants, rights or options, whether or not immediately exercisable, to subscribe for or to purchase Common Stock or other securities convertible into or exchangeable for Common Stock ("Convertible Securities") (such warrants, rights and options to purchase Common Stock or Convertible Securities are hereinafter referred to as "Options") and the price per share for which Common Stock is issuable upon the exercise of such Options is less than the Closing market price on the date of issuance or grant of such Options, then the maximum total number of shares of Common Stock issuable upon the exercise of all such Options will, as of the date of the issuance or grant of such Options, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For purposes of the preceding sentence, the "price per share for which Common Stock is issuable upon the exercise of such Options" is



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         determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance or granting of all such Options, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of all such Options, plus, in the case of Convertible Securities issuable upon the exercise of such Options, the minimum aggregate amount of additional consideration payable upon the conversion or exchange thereof at the time such Convertible Securities first become convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon the exercise of all such Options (assuming full conversion of Convertible Securities, if applicable). No further adjustment to the Exercise Price will be made upon the actual issuance of such Common Stock upon the exercise of such Options or upon the conversion or exchange of Convertible Securities issuable upon exercise of such Options.

                  (B) ISSUANCE OF CONVERTIBLE SECURITIES. If the Company in any manner issues or sells any Convertible Securities, whether or not immediately convertible (other than where the same are issuable upon the exercise of Options) and the price per share for such Common Stock issuable upon such conversion or exchange is less than the Closing Market Price on the date of issuance, then the maximum total number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities will, as of the date of the issuance of such Convertible Securities, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For the purposes of the preceding sentence, the "price per share for which Common Stock is issuable upon such conversion or exchange" is determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof at the time such Convertible Securities first become convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities. No further adjustment to the Exercise Price will be made upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities.

                  (C) CHANGE IN OPTION PRICE OR CONVERSION RATE. If there is a change at any time in (i) the amount of additional consideration payable to the Company upon the exercise of any Options; (ii) the amount of additional consideration, if any, payable to the Company upon the conversion or exchange of any Convertible Securities; or (iii) the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock (other than under or by reason of provisions designed to protect against dilution), the Exercise Price in effect at the time of such change will be readjusted to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold.

                  (D) TREATMENT OF EXPIRED OPTIONS AND UNEXERCISED CONVERTIBLE SECURITIES. If, in any case, the total number of shares of Common Stock issuable upon exercise of any Option or upon conversion or exchange of any Convertible Securities is not, in fact,



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         issued and the rights to exercise such Option or to convert or exchange such Convertible Securities shall have expired or terminated, the Exercise Price then in effect will be readjusted to the Exercise Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination (other than in respect of the actual number of shares of Common Stock issued upon exercise or conversion thereof), never been issued.

                  (E) CALCULATION OF CONSIDERATION RECEIVED. If any Common Stock, Options or Convertible Securities are issued, granted or sold for cash, the consideration received therefor for purposes of this Warrant will be the amount received by the Company therefor, before deduction of reasonable commissions, underwriting discounts or allowances or other reasonable expenses paid or incurred by the Company in connection with such issuance, grant or sale. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration part or all of which shall be other than cash, the amount of the consideration other than cash received by the Company will be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the Closing market price thereof as of the date of receipt. In case any Common Stock, Options or Convertible Securities are issued in connection with any acquisition, merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving corporation as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or securities will be determined in good faith by the Board of Directors of the Company.

                  (F) EXCEPTIONS TO ADJUSTMENT OF EXERCISE PRICE. No adjustment to the Exercise Price will be made (i) upon the exercise of any warrants, options or convertible securities granted, issued and outstanding on the date of issuance of this Warrant; (ii) upon the grant or exercise of any stock or options which may hereafter be granted or exercised under any employee benefit plan of the Company now existing or to be implemented in the future, so long as the issuance of such stock or options is approved by a majority of the independent members of the Board of Directors of the Company or a majority of the members of a committee of independent directors established for such purpose; or (iii) upon the exercise of the Warrants.

                  (g) OTHER PROVISIONS APPLICABLE TO ADJUSTMENTS UNDER THIS SECTION. The following provisions will be applicable to the making of adjustments in any Exercise Price hereinabove provided in this Section 6:

                  1. OTHER ACTION AFFECTING CAPITAL SHARES. In case after the date hereof the Company shall take any action affecting the number of Outstanding Capital Shares, other than an action described in any of the foregoing subsections (a) through (f) hereof, inclusive, which in the opinion of the Company's Board of Directors would have a materially adverse effect upon the rights of the Warrant Holder at the time of exercise of the Warrant, the Exercise Price shall



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be adjusted in such manner and at such time as the Board or Directors on the advice of the Company's independent public accountants may in good faith determine to be equitable in the circumstances.

         2. NOTICE OF CERTAIN ACTIONS. In the event the Company shall, at a time while the Warrant is unexpired and outstanding, take any action which pursuant to subsections (a) through (f) of this Section 6 may result in an adjustment of the Exercise Price, the Company shall give to the Warrant Holder at its last address known to the Company written notice of such action 10 days in advance of its effective date in order to afford to the Warrant Holder an opportunity to exercise the Warrant prior to such action becoming effective.

         3. NOTICE OF ADJUSTMENTS. Whenever the Exercise Price or number of Warrant Shares shall be adjusted pursuant to Section 6 hereof, the Company shall promptly make a certificate signed by its President or a Vice President and by its Treasurer or Assistant Treasurer or its Secretary or Assistant Secretary, setting forth in reasonable detail the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Company's Board of Directors made any determination hereunder), and the Exercise Price and number of Warrant Shares purchasable at that Exercise Price after giving effect to such adjustment, and shall promptly cause copies of such certificate to be mailed (by first class and postage prepaid) to the Holder of the Warrant.

         In the event that any adjustment of the Exercise Price as required herein results in a fraction of a cent, such Exercise Price shall be rounded up to the nearest cent.

         Section 7. NO IMPAIRMENT. The Company will not, by amendment of its Certificate of Incorporation or By-Laws or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Warrant Holder against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any Warrant Shares above the amount payable therefor on such exercise, and (b) will take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares on the exercise of this Warrant.

         Section 8. RIGHTS AS STOCKHOLDER. Prior to exercise of this Warrant, the Warrant Holder shall not be entitled to any rights as a stockholder of the Company with respect to the Warrant Shares, including (without limitation) the right to vote such shares, receive dividends or other distributions thereon or be notified of stockholder meetings. However, in the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right or of any reorganization, consolidation or merger or dissolution or liquidation, the Company shall mail to each Warrant Holder, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right and, in the case of any reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, notice of the date (or, if not



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then known, a reasonable approximation thereof by the Company) when the same shall take place. Such notice shall also specify the date on which the holders of Common Stock shall be entitled to receive such dividend, distribution, or subscription rights or to exchange their Common Stock for stock or other securities or property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case my be. Such notice shall be given at least 30 days prior to the record date or the date on which the Company's books are closed in respect thereto.

         Section 9. REPLACEMENT OF WARRANT. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of the Warrant and, in the case of any such loss, theft or destruction of the Warrant, upon delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

         Section 10. CHOICE OF LAW. This Agreement shall be construed under the laws of the State of New York.

         Section 11. ENTIRE AGREEMENT; AMENDMENTS. This Warrant, the Notes, the Registration Rights Agreement, the Escrow Agreement and the Agreement contain the entire understanding of the parties with respect to the matters covered hereby and thereby. No provision of this Warrant may be waived or amended other than by a written instrument signed by the party against whom enforcement of any such amendment or waiver is sought.

         Section 12. RESTRICTED SECURITIES.

                  (a) REGISTRATION OR EXEMPTION REQUIRED. This Warrant has been issued in a transaction exempt from the registration requirements of the Securities Act in reliance upon the provisions of Section 4(2) of the Securities Act. This Warrant and the Warrant Shares issuable upon exercise of this Warrant may not be resold except pursuant to an effective registration statement or an exemption to the registration requirements of the Securities Act and applicable state laws.

                  (b) LEGEND. Any replacement Warrants issued pursuant to
Section 3 hereof and any Warrant Shares issued upon exercise hereof, shall bear the legend set forth on the face hereof, unless removed in accordance with applicable law.

                  (c) NO OTHER LEGEND OR STOCK TRANSFER RESTRICTIONS. No legend other than the one specified in Section 12(b) has been or shall be placed on the share certificates representing the Warrant Shares and no instructions or stop transfer orders, or other restrictions have been or shall be given to the Company's transfer agent with respect thereto other than as expressly set forth in this Section 12.

                  (d) ASSIGNMENT. Assuming the conditions of Section 12(a) above regarding registration or exemption have been satisfied, the Warrant Holder may sell, transfer, assign, pledge or otherwise dispose of this Warrant, in whole or in part. The Warrant Holder shall deliver a written notice to Company, substantially in the form of the Assignment attached hereto as Exhibit B, indicating the person or persons to whom the Warrant shall be assigned and the respective number of warrants to be assigned to each assignee. The Company shall effect the assignment at no cost to the Warrant Holder within 10 days, and shall deliver to the assignee(s) designated by the Warrant Holder a Warrant or Warrants of like tenor and terms for the appropriate number of shares.

                  (e) SUBSCRIBER'S COMPLIANCE. Nothing in this Section 12 shall affect in any way the Subscriber's obligations under any agreement to comply with all applicable securities laws upon resale of the Common Stock.

         Section 13. NOTICES. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile (with accurate confirmation generated by the transmitting facsimile machine) at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

         If to the Company:

                Viragen, Inc.:
                Dennis W. Healey
                Chief Financial Officer
                Viragen, Inc.
                865 SW 78th Avenue, Suite 100
                Plantation, Florida 33324-3212
                Telephone:  (954) 233-8746
                Facsimile:  (954) 233-1416

         with a copy to (which communication shall not constitute notice):

                 James Schneider, Esq.
                 Atlas, Pearlman, Trop & Borkson
                 New River Center, Suite 1900
                 200 East Las Olas Blvd.
                 Fort Lauderdale, FL  33301
                 Telephone:  (954) 763-1200
                 Facsimile:  (954) 766-7800

         If to the Subscriber:

                 Elliott, Lane & Associates
                 31951 Sunset Avenue
                 Laguna Beach, CA 92677
                 Attention:  Mark Lane
                 Telephone:  (714) 499 6720
                 Facsimile:  (714) 499 6065

Either party hereto may from time to time change its address or facsimile number for notices under this Section 13 by giving at least 10 days' prior written notice of such changed address or facsimile number to the other party hereto.

                  Section 14. MISCELLANEOUS. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision. This Warrant will be binding upon any entity succeeding to the Company by merger, consolidation, or acquisition of all or substantially all the Company's assets.

                  IN WITNESS WHEREOF, this Warrant was duly executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

VIRAGEN, INC.



By:
   --------------------------------
   Name:
   Title:


Attested:



By:
   --------------------------------
   Name:
   Title: Secretary

                            EXHIBIT A TO THE WARRANT

                                  EXERCISE FORM

                                  VIRAGEN, INC.

         The undersigned hereby irrevocably exercises the right to purchase __________________ shares of Common Stock of Viragen, Inc., a Delaware corporation (the "Company"), evidenced by the attached Warrant, and herewith makes payment of the Exercise Price with respect to such shares in full in the form of (check the appropriate box) (i) cash or certified check in the amount of $________; (ii) wire transfer to the Company's account at __________________, _________, _________ (Account No.:_________); or (iii) ______ Warrant Shares,
which represent the amount of Warrant Shares as provided in the attached Warrant to be canceled in connection with such exercise, all in accordance with the conditions and provisions of said Warrant.

         The undersigned requests that stock certificates for such Warrant Shares be issued, and a Warrant representing any unexercised portion hereof be issued, pursuant to this Warrant in the name of the registered Holder and delivered to the undersigned at the address set forth below.

Dated:
      ---------------------------------------


---------------------------------------------
Signature of Registered Holder
Name of Registered Holder (Print)



---------------------------------------------
Address


                                     NOTICE

         The signature to the foregoing Exercise Form must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.

                            EXHIBIT B TO THE WARRANT

                                   ASSIGNMENT

         (To be executed by the registered Warrant Holder desiring to transfer the Warrant)

         FOR VALUE RECEIVED, the undersigned Warrant Holder of the attached Warrant hereby sells, assigns and transfers unto the persons below named the right to purchase ______________ shares of the Common Stock of Viragen, Inc. evidenced by the attached Warrant and does hereby irrevocably constitute and appoint ______________________ attorney to transfer the said Warrant on the books of the Company, with full power of substitution in the premises.

Dated:


--------------------------------------
Signature

Fill in for new Registration of Warrant:


-----------------------------------------
Name


-----------------------------------------
Address


-----------------------------------------
Please print name and address of assignee
      (including zip code number)


                                     NOTICE

         The signature to the foregoing Assignment must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.